UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 18, 2019
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Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant's address: 41 South High Street, Columbus, Ohio 43287
Registrant’s telephone number, including area code: (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
5.875% Series C Non-Cumulative, perpetual preferred stock	HBANN	NASDAQ
6.250% Series D Non-Cumulative, perpetual preferred stock	HBANO	NASDAQ
Common Stock—Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 18, 2019, the Board of Directors of Huntington Bancshares Incorporated (Huntington) elected Alanna Y. Cotton as a director. Ms. Cotton will serve on the Technology Committee and the Community Development Committee of the Board of Directors.
Ms. Cotton will participate in Huntington’s standard compensation arrangements for non-employee directors which consist of an annual equity grant and cash compensation in the form of board and committee retainers and per meeting fees for meetings in excess of a specified number.
Item 8.01 Other Events.
On December 18, 2019, Huntington issued a press release announcing the appointment of Alanna Y. Cotton as a director. A copy of the press release is attached as Exhibit 99.1 hereto.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News release of Huntington Bancshares Incorporated, dated December 19, 2019
Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	December 19, 2019	By:	/s/ Jana J. Litsey

Jana J. Litsey
General Counsel